CALVIN B. TAYLOR BANKSHARES, INC.
P. O. Box 5, 24 N. Main Street,  Berlin, Maryland 21811


Apri1 1, 1998

Dear Stockholder:


	You are cordially invited to attend the Annual Stockholders Meeting of Calvin B. Taylor Bankshares, Inc. of Berlin, Maryland (the "Company) to be held on May 13, 1998 at the offices of the Bank at 24 North Main Street in Berlin, Maryland at 2:00 local time.


The accompanying Proxy Statement provides a detailed description of the items to be voted on, certain financial statements of the company, and other matters to be considered at the Meeting.

The Board of directors has carefully reviewed and considered the proposals for election, and for the Shareholders of the Company TO APPROVE , RATIFY AND CONFIRM the items contained in the Proxy Statement.


Your vote on these matters is very important. We urge to carefully review the enclosed materials and return your Proxy promptly.


Whether or not you plan to attend the Meeting, please sign and promptly return the
Proxy Sheet in the enclosed postage paid envelope. If you attend the Meeting, you may vote in person if you so desire, even though you have previously returned your Proxy Sheet.


Sincerely,
Reese F. Cropper
President and Chief Executive Officer



CALVIN B. TAYLOR BANKSHARES, INC.
P. O. Box 5, 24 N. Main Street,  Berlin, Maryland 21811


PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
To be held on May 13, 1998


This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Calvin B. Taylor Bankshares,
Inc. (the "Company") to be held on May 13, 1998 at 2:00 P.M. and at the adjournment thereof, for the purposes set forth in this Proxy statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS OF THE COMPANY. The principal Executive
Office of this Company is 24 North Main Street, Berlin, Maryland 21811
 . The Proxy Statement and the accompanying Form of Proxy were first mailed to the shareholders on or about April 1, 1997.

VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

The Company has fixed April 1, 1998, as the record date
(the "Record Date") for determining the shareholders entitled to notice of and to vote at the meeting. The Company's only stock is its Common Stock, par value $1.00 per share
(the "Common Stock"). At the close of business on the Record Date, there were outstanding and entitled to vote 810,000 shares of Common Stock of the Company, with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted "FOR" the re-election of the Board of Directors of all nominees listed below under "ELECTION OF
DIRECTORS," "FOR" the ratification of the appointment of Rowles and Company as independent auditors for the Company for the fiscal year ending December 31, 1998, and at the proxy holder's discretion, on any other matter that may properly come before the Meeting. Any shareholder may revoke a proxy given pursuant to this solicitation prior to the Meeting by delivering an instrument revoking it or by delivering a duly executed proxy bearing a later date to the Secretary of the Company. A shareholder may elect to attend the meeting and vote in person even if he or she has a proxy outstanding.

Management of the Company is not aware of any other matter to be presented for action at the meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to this Proxy Statement. If any other matters come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their judgment.

SOLICITATION

The costs associated with preparing, assembling, and mailing the proxy materials and of reimbursing those aforementioned for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record will be borne by the Company.

ELECTION OF DIRECTORS

Article II of the Company's Articles of Incorporation, and Section 2.03 of the Company's Bylaws, as amended, provide that the Company's Board of Directors, each thereof, shall serve a one year term, expiring on the second Wednesday of May. Furthermore, the aforementioned shall be elected on that same Wednesday for a one year term.


It is the intention as the persons named as proxies in the accompanying proxy to vote FOR the election of the nominees identified below to serve for a one year term, expiring Wednesday, May 13, 1999, at the Annual Meeting of
Shareholders. Should any nominee be unable or fail to accept nomination or election (which is not anticipated), the persons named as proxies in the proxy, unless otherwise specifically instructed in the proxy, will vote for the election in his stead for any such other person as the Company's existing Board of Directors.

The directors shall be elected by a plurality of the votes cast at the meeting. Abstentions will not be considered to be either affirmative or negative votes.

The table below sets forth certain information about the nominees and officers, including age, position with the Company, and position the Calvin B. Taylor Banking Company
(the "Bank), the Company's wholly owned banking subsidiary. All of the nominees are currently directors of the Company and the bank are nominated as directors. Each of the nominees has been a director of the Company since its formation on October 31, 1995.

				     Title or Position with the
Name			Age		Corporation		Title or Position with the Bank

James R. Bergey, Jr.	  42	     Director			   	Director
James R. Bergey, Sr.	  63	     Senior Vice President,			Senior Vice President,
				     Secretary and Director			Manager of Ocean City
									Branches, and Director
Richard L. Bunting.	  68	     Director			 	Director
John H. Burbage, Jr. .	  54	     Director			 	Director
Reese F. Cropper, Jr.	  55	     President, Chief Executive		President and CEO
Hale Harrison.		  50	     Director			   	Director
Gerald T. Mason.		  49	     Director				Director
William H. Mitchell	  48	     Treasurer				Vice President and Cashier
Joseph E. Moore.		  54	     Director				Director
Horace D. Quillin, Sr. .	  69	     Director				Director
Michael L. Quillin, Sr. .	  58	     Director			   	Director
Hugh F. Wilde, Sr. .	  69	     Director				Director

	Mr. James R. Bergey, Jr. was first elected as a Director of the Bank on February 2, 1994. His current term expires May, 1998. Mr. Bergey became a Director of the Company on October 31, 1995. Mr. Bergey is a Certified Public Accountant and a Partner with Faw, Casson, & Co.,
LLP in Ocean City, Maryland. He is also Chairman of the Board of
Directors of Atlantic General Hospital in Berlin, Maryland.

	Mr. James R. Bergey, Sr. was first elected as a Director of the Bank on February 4, 1987. His current term expires
May, 1998. Mr. Bergey became a Director, Senior Vice President, and Secretary of the Company on October 31, 1995. Mr.
Bergey has been employed by the Bank since 1954.

	Mr. Richard L. Bunting was first elected Director of the bank on February 3,
1988. His current term expires May,
1998. He is also a member of the Bank's Executive Committee. Mr. Bunting became a Director of the Company on
October 31, 1995. He is the retired President and owner of William B.
Tilghman Co., in Pocomoke, Maryland.

	Mr. John H. Burbage, Jr. was first elected as a Director of the Bank on February 4, 1987. His current term expires
May, 1998. Mr. Burbage became a Director of the Company on October 31, 1995. Mr. Burbage is the owner of Mystic
Harbour Development Co., Mystic Harbour Utility Co., Bethany Land Co., and Style Guide Clothing Stores.

	Mr. Reese F. Cropper, Jr. has been employed by the Bank since May 1962 and was elected President in January
1974. Mr. Cropper was first elected Director of the Bank on March 6, 1974.
His current term expires May, 1998. He is a member of the Executive Committee of the Bank. Mr. Cropper became President, Chief executive officer, and a director of the Company on October 31, 1995. He is the past president of the Maryland
Bankers Association and he served a six year term as a member of the Banking Board of the State of Maryland from 1983 to 1989. Mr. Cropper is also a Director of Atlantic General Hospital.

	Mr. Hale Harrison was first elected as a Director of the Bank on January 8, 1975. His current term expires May,
1998. Mr. Harrison became a Director of the Company on October 31, 1995. He owns and operates several motels and restaurants in Ocean City, Maryland. Mr. Harrison serves as a member of the board of directors and as a member of the finance committee of Atlantic General Hospital.

	Mr. Gerald T. Mason was first elected as a Director of the bank on February 2, 1994. His current term expires
May, 1998. Mr. Mason became a Director of the Company on October 31, 1995. Mr. Mason is the Administrator for Worcester County and serves as a director of Hospice.

	Mr. Joseph E. Moore was first elected Director of the Bank on November 3, 1976. His current term expires May,
1998. Mr. Moore became a Director of the Company on October 31, 1995.
Mr. Moore is a Partner at the law firm
Williams, Hammond, Moore, Shockley & Harrison, P.A. He is the Chairman of the Berlin Board of Zoning Appeals and a member of the board of directors at Atlantic General Hospital.

	Mr. Horace D. Quillin, Sr. was first elected as Director of the Bank on August 2, 1972. His current term expires
May, 1998. Mr. Quillin became a Director of the Company on October 31, 1995. He is the Chairman of the Executive
Committee. He is the retired owner and operator of Berlin Ice Company in Berlin, Maryland.

	Mr. Michael L. Quillin, Sr. was first elected Director of the Bank on December 6, 1978. His current term expires
May, 1998. Mr. Quillin became a Director of the Company on October 31, 1995. Mr. Quillin owns and operates several motels in Ocean City, Maryland. He is a director and treasurer of the Quillin Foundation. Mr. Quillin is also a member of the Ocean City Chamber of Commerce.

	Mr. Hugh F. Wilde. Sr. Was first elected as a Director of the Bank on December 12, 1967. His current term expires May, 1998. Mr. Wilde became a Director of the Company on October
31, 1995. He is the President of the
Executive Corporation and a Partner in W.I.I. Ltd. Partnership.
Mr. Wilde operates a motel in Ocean City, Maryland and is a member of the Ocean City Chamber of Commerce.

	Mr. William H. Mitchell has been employed by the Bank since June 1970. He became Vice President of the Bank on February 3, 1988. Mr. Mitchell became Cashier of the
Bank on February 5, 1986. He became Treasurer of the
Corporation on October 31, 1995.


	There are two sets of directors that have a family relationship. James R. Bergey, Sr. is the father of James R.
Bergey, Jr.; and Reese F. Cropper, Jr. and Joseph E. Moore are first cousins.

	None of the directors of the Company and the Bank have been involved in any administrative or criminal proceedings. Neither of the two officers of the and/or Bank Company (Mr. Mitchell and Mr. Wainwright) have been involved in any administrative or criminal proceedings.



	THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTIONS OF THE NOMINEES NAMED ABOVE.



COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF THE COMPANY

	The table below presents a summary of the compensation for the last three fiscal years of Mr. Reese F. Cropper , Jr., Chief Executive Officer and President of the Company and Bank, and Mr. James R. Bergey, Sr., Senior Vice President and Secretary of the Company and Bank. No other executive officers of the Company and Bank received an annual salary and bonus which exceeded $100,000 during any of the past three fiscal years.

Annual Compensation

Name and Principal Position	Year	   Salary			Bonus  All Other Compensation (1)

Reese F. Cropper, Jr. - President
and Chief Executive Officer	1997	$157,300  6,642	  3325
				1996	$142,509  5,720	  3153
				1995	$115,623  4,818	  2,29

James R. Bergey, Jr., Senior
Vice President and Secretary	1997	$113,740  4,890	  1,450
				1996	$102,959  4,136	  1,411
				1995	$93,640	  3,760	  1,432



(1) Represents benefits paid by the bank in connection with the use of an automobile.


Directors of the Company received a fee of $440 for each board meeting attended and $440 for each of the Bank's executive committee meetings attended. The Company also paid a director emeriti fee of $160 for each board meeting attended. Two directors, Richard L. Bunting and Horace D.
 Quillin, Sr., are paid by salary rather than a director's fee. Mr. Bunting and Mr. Quillin each received a salary of $33,068 for 1997. The total fees paid by the Company to directors, including Mr. Bunting and Mr. Quillin, during 1997, were $64,432.

Compliance with Beneficial Ownership Rules

Section 16(a) of the Securities Exchange Act of 1934 requires (i) the Company's directors and executive officers and (ii) persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities Exchange commission (the "SEC"), within certain specified time periods, reports of ownership and changes in ownership.
Such officers, directors, and shareholders are required by the SEC regulations to furnish the Company with copies of all such reports that they file.

To the Company's knowledge, based solely upon a review of such copies of such reports furnished to the Company and representations that no other reports were required with respect to the year ended December 31, 1997., all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with respect to 1997.



PRINCIPAL SHAREHOLDER AND SECURITY OWNERSHIP
 OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of the Company's Common Stock beneficially owned at the record date by (a) each executive officer of the Company, (b) each director of the Company, (c) all directors and executive officers of the Company as a group, and
(d) each person or entity known to the Company to own more than five percent of the outstanding Common Stock.


Shares of Common Stock Beneficially Owned

Name and Address		Relationship to Company	Number	Percent(1)

James R. Bergey, Jr.	Director	1800      .2%
6213 South Point Road
Berlin, Maryland 21811

James R. Bergey, Sr.        Vice President and
100 20th Street	        Secretary	7500      .9%
Ocean City, Maryland 21842

Richard L. Bunting	Director	  200      .01%
1911 Buck Harbor Road
Pocomoke, Maryland 21851

John H. Burbage, Jr.	Director	12,466     1.53%
7 Main Street
Berlin, Maryland 21811

Reese F. Cropper, Jr.	        President and
9620 Ocean View Lane	        Chief Executive Officer	25,102     3.09%
Ocean City, Maryland 21842

Hale Harrison	Director	10,968      1.33%
1552 Teal Drive
Ocean City, Maryland 21842

Gerald T. Mason	Director	  100      .01%
Scotty Road
Pocomoke, Maryland 21851

Joseph E. Moore	Director	  856      .10%
319 South Main Street
Berlin, Maryland 21811

Horace D. Quillin, Sr.	Director	22,554      2.78%
100 Quillin Drive
Berlin, Maryland 21811

Michael L. Quillin, Sr.	Director	 8,000      .98%
P.O. Box 2
Ocean City, Maryland 2184255

Hugh F. Wilde, Sr.		Director	46,752    5.77%
P.O. Box 540
Ocean City, Maryland 21842

Name and Address	Relationship to Company	Number  Percent(1

William H. Mitchell	Treasurer	  228      .02%
8230 Donaway Road
Whaleyville, Maryland 21872

Stamp & Co.		None	64,676    7.98%
c/o NationsBank Trust Co.
Income Collections, P.O. Box 96572
Washington, D.C. 20090

Mary E. Humphreys	None	49,086    6.06%
6 Baker Street
Berlin, Maryland. 21811



(1)	Based on 810,00 shares of Common Stock outstanding.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

	The bank is legally represented by and engages
Williams, Hammond, Moore, Shockley, and Harrison, P.A., of which director of the Company, Joseph E. Moore, is a partner. The total amount of legal fees for both the Company and Bank in 1997, as engaged by Mr. Moore, and/or his legal firm, was $4,313.50.
Management believes that the terms of all of the above-described transactions are at least as favorable to the Company and the Bank as could have been obtained in negotiating transactions with independent third parties.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS

Subject to ratification by the shareholders, the Board of Directors has appointed Rowles & Company as independent auditors to audit the financial statements of the Company for the 1998 fiscal year. Rowles & Company served as independent auditors for the fiscal years ended December 31, 1992, 1993, 1994, 1995,
1996 and 1997.


THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR" THE RATIFICATION OF ROWLES
& COMPANY AS INDEPENDENT AUDITORS.


SHAREHOLDER PROPOSALS FOR THE NEXT
ANNUAL MEETING OF SHAREHOLDERS

Shareholders' proposals, intended to be presented at the 1999 Meeting of Shareholders, must be received by the company no later than December 4, 1998, to be presented at the 1999 Annual Meeting of Shareholders or considered for inclusion in the Company's Proxy statement for that meeting.

ANNUAL REPORTS

COPIES OF THE COMPANY'S ANNUAL REPORT ARE
BEING MAILED TOGETHER WITH THIS
PROXY STATEMENT. THE COMPANY WILL PROVIDE,
 WITHOUT CHARGE, TO ANY SHAREHOLDER
OF RECORD AS OF APRIL 1, 1998, WHO SO REQUESTS
IN WRITING A COPY OF THE COMPANY'S
ANNUAL REPORT ON FORM 10-KSB
(WITHOUT EXHIBITS) FOR THE YEAR ENDED
DECEMBER 31, 1997, AS FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION. ANY SUCH REQUESTS
SHOULD BE DIRECTED TO HAROLD B. GORDY, III,
 CALVIN B. TAYLOR BANKSHARES, INC., P.O. BOX
5, BERLIN, MARYLAND  21811.


CALVIN B. TAYLOR BANKSHARES, INC.
P. O. Box 5, 24 N. Main Street,  Berlin, Maryland 21811

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ANNUAL MEETING TO BE HELD ON MAY 13, 1998

The undersigned stockholder(s) hereby appoints
Reese F. Cropper, Jr. and James R. Bergey, Sr., and each of them, proxies, with the powers that the undersigned would possess if personally present, and with the full power of substitution _________________________(substitution name, if any), to vote all shares of the undersigned in Calvin B. Taylor
Bankshares, Inc. at the annual meeting of the shareholders to be held at the main office of the Calvin B. Taylor Banking
Co., 24 N. Main Street, Berlin, Maryland, at 2:00 p.m.
 on May 7, 1997, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including matters described in the proxy statement furnished herewith, subject to any directions indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR ALL NOMINEES AND THE RATIFICATION OF
AUDITORS:

1.  Election of the following nominees as Directors:
James R. Bergey, Jr.   James R. Bergey, Sr.  Richard L. Bunting
John H. Burbage, Jr.   Reese F. Cropper, Jr. 	Hale Harrison
Gerald T. Mason   Joseph E. Moore   Horace D. Quillin, Sr.
Michael L. Quillin, Sr.	Hugh F. Wilde, Sr.

To vote your shares for all Director nominees, mark the "For" space with an "X". To vote against all nominees, mark the "Against" space with an "X". If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" space with an "X", and strike the name(s) above by drawing a line through the name(s) of each Director nominee you do not wish to vote for.

____________FOR
___________AGAINST
__________FOR ALL EXCEPT

2.  Ratification of Auditors:
The Board of Directors has appointed Rowles & Company,
 Certified Public Accountants, independent auditors for Calvin B. Taylor Bankshares, Inc. and Calvin B. Taylor Banking
Co. of Berlin, for the year ending December 31, 1997. To vote your shares in favor of the ratification of the appointment of Rowles & Company as independent auditors mark the "For" space with and "X". If you wish to vote against the ratification, mark the "Against" space with an "X". If you wish to abstain from voting, mark the "Abstain" space with an "X".

____________FOR
___________AGAINST
__________ABSTAIN

4. At their discretion, upon such matters as may properly come before the Annual Meeting or any adjournment thereof.


_______________________________________date_____________
Shareholder sign on above line and date

_______________________________________date_____________
Co-holder sign on above line and date